                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 26, 2004
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                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


       Delaware                    333-106925                  74-2440850
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    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)            Identification No.)
    incorporation)


         745 Seventh Avenue, 7th Floor
              New York, New York                                 10019
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      (Address of principal executive offices)                 Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5. Other Events.(1)
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         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-5 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement which is dated April 28, 2004 and a Prospectus dated March 25, 2004 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-106925) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.
        ---------------------------------------------------------

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

            99.1 Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION


                                      By:     /s/ Michael C. Hitzmann
                                              -----------------------
                                      Name:   Michael C. Hitzmann
                                      Title:  Vice President

Date: April 29, 2004

                                  EXHIBIT INDEX

Exhibit No.               Description                           Page No.
                          -----------                           --------

99.1                      Computational Materials